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                                                                   Exhibit 10.27

October 1, 1997


Donald Hackett
President/CEO
Personal Medical Records Inc.
4008 Riverplace Blvd.
Austin, TX 78730


Dear Don,

This letter shall reduce to writing the agreement between Personal Medical Records, Inc. (PMRi) and John F. Zaccaro (Zaccaro).

1.  TERM OF AGREEMENT: THREE YEARS.

        October 1997 through September 30, 2000.

2.  SERVICES TO BE RENDERED:

    a.  Zaccaro shall be a Director and Vice Chairman of the Board of PMRi

    b.  Coordinate Development of Disease Management Strategy

    c.  Coordinate Network/ Cable Medical Media Strategies

    d.  Develop and Manage Health/ Medical Video/ Film Library
        +    Liaison with filmmakers /producers/ distributors

    e.  Act as PMRi liaison with the American Medical Association

    f.  Chair Board Committees:
        +    Compensation Committee
        +    Audit Committee
        +    And others as agreed upon

    g. Interface with PMRi Marketing Department; review all marketing materials (print to video)


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    h.  Propose Candidates for and Develop PMRi National Advisory Board (non-
        fiduciary directors)

    i.  Act as primary PMRi liaison with Director's Koop and Snyderman

    j. Other services as requested by PMRi's Board and management and which services are mutually agreed upon.

3.  COMPENSATION:

    a.  For services rendered, consulting fees shall be as follows:

        Year One:
         October 1, 1997 - September 30,1998     $100,000
        Payable monthly as follows:
             October, 1997 - August, 1998        $8333.33
             September, 1998                     $8333.37

        Compensation for Year One of this Agreement may be in the form of additional stock options granted to Zacarro, and/or cash. The parties must mutually agree on the settlement of payment for services rendered during Year One of this Agreement.

        Year Two:
         October 1, 1998 - September 30, 1999    $135,000
        Payable monthly as follows:
             October, 1998 - September, 1999     $11, 250

        Year Three:
         October 1, 1999 - September 30, 2000    $150,000
        Payable monthly as follows:
             October, 1997 - September, 1998     $12,500

        Monthly fees will be paid from this agreement; no invoice will be sent.

        Payment will be made to John F. Zaccaro and mailed to:

        John F. Zaccaro
        28531 Palos Verdes Drive East
        Rancho Palos Verdes, CA 90275

4. EXPENSES: Travel and lodging expenses shall be reimbursed monthly; Zaccaro shall provide receipts for all expenses when available and will use PMRi expense account forms or other acceptable forms; expenses shall be submitted to and approved by Don Hackett.

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5.  This agreement constitutes the entire agreement between the parties and supersedes any and all previous agreements written or oral.

6.  This agreement shall be construed under the laws of the State of Texas.



Agreed To and Accepted By:


\s\ John F. Zaccaro                     Date October 1, 1997
------------------------------               -----------------------------------
John F. Zaccaro



Agreed To and Accepted By:
For PMRi:


\s\ Donald Hackett                      Date October 2, 1997
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Donald Hackett
President/CEO, PMRi

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